UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2011

OraSure Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16537	36-4370966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 East First Street Bethlehem, Pennsylvania		18015-1360
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 610-882-1820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated Stock Award Plan

At the May 17, 2011 OraSure Technologies, Inc. (the “Company”) Annual Meeting of Stockholders (“Annual Meeting”), the Company’s stockholders approved an amended and restated version of the Company’s Stock Award Plan (the “Award Plan”). The Award Plan was amended to increase the number of authorized shares of the Company’s Common Stock by 2,800,000 shares and to make certain other changes. A more detailed description of the Award Plan, as amended and restated, is set forth in the Company’s 2011 Proxy Statement, filed April 7, 2011, as supplemented May 5, 2011 under the Securities Exchange Act of 1934, and is incorporated herein by reference. Such description is qualified in its entirety by reference to the copy of the Award Plan, as amended and restated, set forth as Exhibit 10 to the Current Report on Form 8-K filed by the Company on May 5, 2011. The Award Plan is incorporated herein by reference as Exhibit 10 to this Report.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The following is a summary of the items considered by our stockholders at the Annual Meeting and the corresponding votes:

Item 1 – Election of Class II Directors for Terms Expiring at the 2014 Annual Meeting of Stockholders.

Nominee	Votes For	Votes Withheld	Broker Non-Votes

Ronny B. Lancaster	32,426,996	838,421	10,836,505
Roger L. Pringle	31,707,260	1,558,157	10,836,505
Ronald H. Spair	32,057,663	1,207,754	10,836,505

Item 2 – Ratification of Appointment of KPMG, LLP as the Company’s Independent Registered Public Accounting Firm for 2011.

Votes For	Votes Against	Abstentions

43,827,776	178,410	95,736

Item 3 – Non-Binding Advisory Resolution Approving Executive Compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes

31,383,557	1,729,229	152,631	10,836,505

Item 4 – Non-Binding Advisory Vote on Frequency of Future Stockholder Votes on Executive Compensation.

3 Years	2 Years	1 Year	Abstentions	Broker Non-Votes

13,156,502	962,314	19,066,349	80,252	10,836,505

Item 5 – Amendment and Restatement of OraSure Technologies, Inc. Stock Award Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes

28,943,269	4,169,987	152,161	10,836,505

In accordance with the voting results listed above, the Board of Directors of the Company has determined that the Company will conduct an advisory vote on executive compensation every year until the next required vote on the frequency of future stockholder advisory votes on the compensation of executives.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10	Amended and Restated OraSure Technologies, Inc. Stock Award Plan, effective May 17, 2011, is incorporated by reference to Exhibit 10 to the Company’s Current Report on Form 8-K filed May 5, 2011.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ORASURE TECHNOLOGIES, INC.

Date: May 19, 2011	By:	/s/ Jack E. Jerrett
Jack E. Jerrett
Senior Vice President, General Counsel and Secretary

Index to Exhibits

Exhibit Number	Description

10	Amended and Restated OraSure Technologies, Inc. Stock Award Plan, effective May 17, 2011, is incorporated by reference to Exhibit 10 to the Company’s Current Report on Form 8-K filed May 5, 2011.

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